UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549
FORM 8-K
CURRENT REPORT
Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of Earliest Event Reported):	October 29, 2007
Patriot Coal Corporation
(Exact name of registrant as specified in its charter)

Delaware	001-33466	20-5622045

(State or other jurisdiction of incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)

12312 Olive Boulevard, Suite 400 St. Louis, Missouri		63141

(Address of principal executive offices)		(Zip Code)

Registrant’s telephone number, including area code:	(314) 542-2109
Not Applicable

Former name or former address, if changed since last report
Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:
☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 5.02. Departure of Directors or Principal Officers; Election of Directors; Appointment of Principal Officers
Appointment of John E. Lushefski to the Board of Directors
     On October 29, 2007, the Board of Directors of Patriot Coal Corporation (the “Company”) elected John E. Lushefski to serve as a director of the Company, effective immediately. There is no arrangement or understanding between Mr. Lushefski and any other person pursuant to which Mr. Lushefski was selected as a director. In connection with this election, the Board of Directors also appointed Mr. Lushefski as a member of the Audit Committee. The Board of Directors of the Company found that Mr. Lushefski is an independent director under Rule 303A.02 of the NYSE Listed Company Manual.
     We expect that Patriot will enter into indemnification agreements with each of the Company’s directors, including Mr. Lushefski, upon consummation of the spin-off of Patriot from Peabody Energy Corporation (“Peabody”). Consistent with the indemnification rights provided to directors under Patriot’s amended and restated certificate of incorporation, Patriot will indemnify and hold harmless each director to the fullest extent permitted or authorized by the General Corporation Law of the State of Delaware in effect on the date of the agreement or as such laws may be amended or replaced to increase the extent to which a corporation may indemnify its directors.
     Biographical information on Mr. Lushefski has previously been reported by the Company under the heading “Management” in the Company’s Information Statement, filed as Exhibit 99.1 to its Current Report on Form 8-K dated October 22, 2007.
Item 8.01. Other Events
Form of Extended Long-Term Incentive Restricted Stock Units Agreement
     The Company approved a form of Extended Long-Term Incentive Restricted Stock Units Agreement for grants to employees and service providers of Patriot, which grants are to be made after Patriot’s spin-off from Peabody. The agreement grants restricted stock units that vest over time as well as restricted stock units that vest based upon Patriot’s financial performance. The restricted stock units that vest over time will be 50% vested on the fifth anniversary of the date of grant, 75% vested on the sixth such anniversary and 100% vested on the seventh such anniversary. However, the restricted stock units that vest over time will fully vest sooner if a grantee terminates employment with or stops providing services to Patriot because of death or disability, or if a change in control occurs (as such term is defined in the Patriot Coal Corporation 2007 Long-Term Equity Incentive Plan (the “Equity Plan”)). The restricted stock units that vest according to Patriot’s financial performance vest according to a formula described in the form of Extended Long-Term Incentive Restricted Stock Units Agreement, the results of which are calculated on the December 31 following the fifth, sixth and seventh anniversaries of the grant date. All restricted stock units, regardless of whether they vest over time or based upon Patriot’s financial performance, will be forfeited if a grantee terminates employment with or stops providing services to Patriot for any reason other than death or disability prior to the time such restricted stock units become vested.
     A copy of the form of Extended Long-Term Incentive Restricted Stock Units Agreement is attached hereto as Exhibit 10.1 and is incorporated herein by reference.
Form of Extended Long-Term Incentive Non-Qualified Stock Option Agreement
     The Company approved a form of Extended Long-Term Incentive Non-Qualified Stock Option Agreement for grants to employees and service providers of Patriot to be made after Patriot’s spin-off from Peabody. The agreement provides that the option will become exercisable in three installments. The option shall be 50% exercisable on the fifth anniversary of the date of grant, 75% exercisable on the sixth such anniversary and 100% exercisable on the seventh such anniversary. However, the option will become fully exercisable sooner if a grantee terminates employment with or stops providing services to Patriot because of death or disability, or if a change in control occurs (as such term is defined in the Equity Plan). Any part of the option that is not exercisable will be terminated if a grantee terminates employment with or stops providing services to Patriot for any reason other than death or disability prior to the time such options have become vested and exercisable. No option can be exercised more than ten years after the date of grant, but the ability to exercise the option may terminate sooner upon the occurrence of certain events detailed in the form extended long-term incentive non-qualified stock option agreement.
     A copy of the form of Extended Long-Term Incentive Non-Qualified Stock Option Agreement is attached hereto as Exhibit 10.2 and is incorporated herein by reference.
Form of Restricted Stock Agreement
     The Company approved a form of Restricted Stock Agreement for grants to employees and service providers of Patriot and its subsidiaries and affiliates, which grants are to be made after the spin-off of Patriot from Peabody. The agreement provides that the restricted stock will fully vest on the third anniversary of the date the restricted stock was granted to the employee or service provider. However, the restricted stock will fully vest sooner if a grantee terminates employment with or stops providing services to Patriot because of death or disability, or if a change in control occurs (as such term is defined in the Equity Plan). Any unvested restricted stock will be forfeited if a grantee terminates employment with or stops providing services to Patriot for any reason other than death or disability prior to the third anniversary of the grant date.
     A copy of the Form of Restricted Stock Agreement is attached hereto as Exhibit 10.3 and is incorporated herein by reference.
Form of Deferred Stock Units Agreement
     The Company approved a form of Deferred Stock Units Agreement for grants to non-employee directors of Patriot to be made after the spin-off of Patriot from Peabody. The agreement provides that the deferred stock units will fully vest on the first anniversary of the date of grant, but only if the non-employee director served as a director for the entire one-year period between the date of grant and the first anniversary of such grant. However, the deferred stock units will fully vest sooner if a non-employee director ceases to be a Patriot director due to death or disability, or if a change in control occurs (as such term is defined in the Equity Plan). Any unvested deferred stock units will be forfeited if a non-employee director terminates service with Patriot for any reason other than death or disability prior to the first anniversary of the grant date. After vesting, the deferred stock units will be settled by issuing shares of Patriot common stock equal to the number of deferred stock units, and such settlement will occur upon the earlier of (i) the non-employee director’s termination of service as a director or (ii) the third anniversary of the grant date or a different date chosen by the non-employee director, provided such date was chosen by the non-employee director prior to January 1 of the year in which such director received the grant.
     A copy of the form of Deferred Stock Units Agreement is attached hereto as Exhibit 10.4 and is incorporated herein by reference.
Item 9.01. Financial Statements and Exhibits
(d)	Exhibits

Exhibit No.	Description of Exhibit

10.1	Form of Extended Long-Term Incentive Restricted Stock Units Agreement
10.2	Form of Extended Long-Term Incentive Non-Qualified Stock Option Agreement
10.3	Form of Restricted Stock Agreement
10.4	Form of Deferred Stock Units Agreement

SIGNATURES
Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

PATRIOT COAL CORPORATION
By:	/s/ Joseph W. Bean
	Name:	Joseph W. Bean
	Title:	Senior Vice President, General Counsel & Corporate Secretary

Dated: October 29, 2007

Exhibit Index

Exhibit No.	Description of Exhibit

10.1	Form of Extended Long-Term Incentive Restricted Stock Units Agreement
10.2	Form of Extended Long-Term Incentive Non-Qualified Stock Option Agreement
10.3	Form of Restricted Stock Agreement
10.4	Form of Deferred Stock Units Agreement